SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2004

ALLIANT TECHSYSTEMS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10582	41-1672694
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 LINCOLN DRIVE EDINA, MINNESOTA		55436-1097
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Item 5.  Other Events.

On March 31, 2004, Alliant Techsystems Inc. (“ATK”) entered into a Credit Agreement among ATK as the Borrower; Bank of America, N.A., as Administrative Agent; the Lenders from time to time parties thereto; the Swing Line Lender as identified therein; Credit Lyonnais New York Branch, as Syndication Agent; The Bank of New York, U.S. Bank National Association, and National City Bank, as Co-Documentation Agents; Banc of America Securities LLC and Credit Lyonnais New York Branch, as Joint Lead Arrangers; and Banc of America Securities LLC as Sole Bookrunning Manager.  A copy of the agreement is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.

Description

99.1

Credit Agreement, dated as of March 31, 2004, among ATK as the Borrower; Bank of America, N.A., as Administrative Agent; the Lenders from time to time parties thereto; the Swing Line Lender as identified therein; Credit Lyonnais New York Branch, as Syndication Agent; The Bank of New York, U.S. Bank National Association, and National City Bank, as Co-Documentation Agents; Banc of America Securities LLC and Credit Lyonnais New York Branch, as Joint Lead Arrangers; and Banc of America Securities LLC as Sole Bookrunning Manager

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

	By:	/s/ Eric S. Rangen
		Name:	Eric S. Rangen
		Title:	Vice President and Chief Financial Officer

Date: April 2, 2004